                                                                       State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED ***                                  DE          NY      13-3623351

    Donaldson, Lufkin & Jenrette, Inc.  (Note 1)              HCO         DE          NY      13-1898818    23,404,230       41.92%


       See Attached Listing E
    The Equitable Life Assurance Society of the U.S. *     Insurance      NY          NY      13-5570651     2,000,000      100.00%
       The Equitable of Colorado, Inc. *                   Insurance      CO          CO      13-3198083     1,000,000      100.00%
       Frontier Trust Company                              Operating      ND          ND      45-0373941         1,000      100.00%
       Equitable Deal Flow Fund, L.P.                     Investment      DE          NY      13-3385076             -            -
          Equitable Managed Assets, L.P.                  Investment      DE          NY      13-3385080             -            -
       Real Estate Partnership Equities (various)         Investment      **                      -                  -            -
       Equitable Holdings, L.L.C. (formerly,
       Equitable Holding Corp.) (Note 2)                      HCO         NY          NY          -                  -            -
                 See Attached Listing A
       EREIM LP Associates (L.P.)                          Operating      NY          NY          -                  -            -
          EML Associates, L.P.                            Investment      NY          NY      58-1739531             -            -
       ACMC, Inc.                                             HCO         DE          NY      13-2677213     5,000,000      100.00%
       Wil-Gro, Inc                                       Investment      PA          PA      23-2702404         1,000      100.00%
       Prime Property Funding, Inc.                        Operating      DE          NY      13-3719324         1,000      100.00%
       Equitable Underwriting & Sales Agency (Bahamas)     Operating    Bahamas    Bahamas        -              5,000      100.00%
       Ltd.
       STCS, Inc.                                         Investment      DE          NY      13-3761592         1,000      100.00%
       Fox Run, Inc.                                      Investment      MA          NY      23-2762596         1,000      100.00%
       FTM Corp.                                          Investment      MD          MD      13-3778225         1,000      100.00%
       CCMI Corp.                                         Investment      MD          MD      13-3778224         1,000      100.00%
       HVM Corp.                                          Investment      MD          MD      13-3778222         1,000      100.00%
       EVSA, Inc.                                         Investment      DE          PA      23-2671508            50      100.00%
       Equitable BJVS,Inc.                                Investment      CA          CA      33-0540198         1,000      100.00%
       Equitable Rowes Wharf, Inc.                        Investment      MA          MA      04-3272826         1,000      100.00%
       Camelback JVS, Inc.                                Investment      AZ          AZ      86-0794576         1,000      100.00%
       GP/EQ Southwest, Inc.                              Investment      TX          TX      75-2624983           100      100.00%
       Franconom, Inc.                                    Investment      PA          PA      23-2352488            50      100.00%
       EVLICO, Inc.                                       Investment      DE          GA      58-2203762           100      100.00%
       EVLICO East Ridge, Inc.                            Investment      CA          GA      58-2206831           100      100.00%
       Equitable Structured Settlement Corp.               Operating      DE          NJ      22-3492811           100      100.00%
       ELAS Realty, Inc.                                  Investment      DE          GA      58-2271596         1,000      100.00%
       Equitable Realty Assets Corporation                Investment      DE          GA      58-1538468        10,000      100.00%
       Prime Property Funding II, Inc.                     Operating      DE          NY       Pending                      100.00%
       Sarasota Prime Hotels, Inc.                        Investment      FL          GA      58-2330533                    100.00%
       ECLL, Inc.                                         Investment      MI          GA       Pending                      100.00%


                                                                             Notes: 1. In addition, Equitable Holdings, L.L.C.
         *Affiliated Insurer                                                           owns 19,230,770 shares (34.45%). In the
                                                                                       aggregate, EQ owns 42,635,000 shares (76.37%)
                                                                                       of Donaldson, Lufkin & Jenrette, Inc..

                                                                                    2. Equitable Holding Corp. was merged into
                                                                                       Equitable Holdings, L.L.C. on Dec. 19, 1997.

                                                                                    3. Collectively, Equitable Life and various of
       ***All subsidiaries are corporations, except as otherwise noted.                its subsidiaries beneficially own 57.02% of
                                                                                       the outstanding limited partnership units
                                                                                       issued by Alliance Capital Management L.P.
                                                                                       Equitable Life directly owns 2,266,288 units
                                                                                       (2.69%); ACMC, Inc. owns 33,471,500 units
       1997 Additions/Deletions:                                                       (39.69%); and Equitable Capital Management
       -------------------------                                                       Corp. owns 11,800,000 units and 100,000 Class
         - Equitable Variable Life Insurance Co.                                       A units, which convert into 551,395 units
                                                                                       (14.64%). In addition, Alliance Capital
                                                                                       Management Corp. owns a 1% general
                                                                                       partnership interest in Alliance Capital
                                                                                       Management L.P.


LISTING A:
    EQUITABLE HOLDINGS, L.L.                                           State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S.*
       Equitable Holdings, L.L.C.    (Note 4)
          ELAS Securities Acquisition Corporation          Operating      DE                  13-3049038           500      100.00%
          100 Federal Street Realty Corporation            Operating      MA          MA      04-2847619           100      100.00%
          100 Federal Street Funding Corporation           Operating      MA          MA      04-2934600           100      100.00%
          EQ Financial Consultants, Inc. (f/k/a,           Operating      DE          NY      13-2693569        20,000      100.00%
          Equico Securities, Inc.)
          Equitable Casualty Insurance Company *           Operating      VT          VT      06-1166226         1,000      100.00%
          EquiSource of New York, Inc.                     Operating      NY          PA      13-3389662         1,000      100.00%
              See Attached Listing B
          EREIM LP Corporation                             Operating      DE          NY      58-1739521           100      100.00%
              EREIM LP Associates (L.P.)                   Operating      NY          NY                             -            -
                 EML Associates, L.P.                     Investment      NY          NY      58-1739531             -            -
          Equitable Investment Corporation                    HCO         NY          NY      13-2694412         1,000      100.00%
              See Attached Listing C
          Equitable JVS, Inc.                             Investment      DE          GA      58-1812697         1,000      100.00%
              Astor/Broadway Acquisition Corp.            Investment      NY          NY      13-3593692           100      100.00%
              Astor Times Square Corp.                    Investment      NY          NY      13-3593699           100      100.00%
              EJSVS, Inc.                                 Investment      DE          NJ      58-2169594         1,000      100.00%
          Equitable JVS II, Inc.                          Investment      MD          MD      52-1877232         1,000      100.00%
          Six-Pac G.P., Inc.                              Investment      GA          GA      58-1928595           100      100.00%
          Equitable Distributors, Inc. (f/k/a,             Operating      DE          NY      13-3550365         1,000      100.00%
          Equitable Capital Securities Corp.)
          J.M.R. Realty Services, Inc.                     Operating      DE          NY      13-3813232         1,000      100.00%


       * Affiliated Insurer

       Note 4.   Owns 34.45% of Donaldson, Lufkin & Jenrette, Inc.

LISTING B:
    EQUISOURCE OF NEW YORK, INC.                                       State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------

THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S.*
       Equitable Holdings, L.L.C.
          EquiSource of New York, Inc.
              EquiSource of Alabama, Inc.                  Operating      AL          AL      13-3386851         1,000      100.00%
              EquiSource of Arizona, Inc.                  Operating      AZ          AZ      13-3389071         1,000      100.00%
              EquiSource of Arkansas, Inc.                 Operating      AR          AR      13-3404676         1,000      100.00%
              EquiSource Insurance Agency of               Operating      CA          CA      13-3404686         1,000      100.00%
              California
              EquiSource of Colorado, Inc.                 Operating      CO          CO      13-3404680         1,000      100.00%
              EquiSource of Delaware, Inc.                 Operating      DE          DE      13-3386036         1,000      100.00%
              EquiSource of Hawaii, Inc.                   Operating      HI          HI      13-3425232         1,000      100.00%
              EquiSource of Maine, Inc.                    Operating      ME          ME      13-3404681         1,000      100.00%
              EquiSource Insurance Agency of               Operating      MA          MA      22-2891027         1,000      100.00%
              Massachusetts, Inc.
              EquiSource of Montana, Inc.                  Operating      MT          MT      13-3389063         1,000      100.00%
              EquiSource of Nevada, Inc.                   Operating      NV          NV      13-3389068         1,000      100.00%
              EquiSource of New Mexico, Inc.               Operating      NM          NM      13-3404674         1,000      100.00%
              EquiSource of Pennsylvania, Inc.             Operating      PA          PA      13-3389070         1,000      100.00%
              EquiSource Business Agency of Utah, Inc.     Operating      UT          UT      13-3404679         1,000      100.00%
              EquiSource of Washington, Inc.               Operating      WA          WA      13-3437226         1,000      100.00%
              EquiSource of Wyoming, Inc.                  Operating      WY          WY      13-3389072         1,000      100.00%


LISTING C:
    EQUITABLE INVESTMENT CORPORATION                                   State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S.*
       Equitable Holdings, L.L.C.
          Equitable Investment Corporation
              Equitable Capital Management Corporation     Operating      DE          NY      13-3266813         1,000      100.00%
                 Equitable Capital Private Income &
                 Equity Partnership II, L.P.               Investment     DE          NY      13-3544879             -            -
                 Alliance Capital Management Corporation   Operating      DE          NY      13-3633538           100      100.00%
                   See Attached Listing D
              Equitable JV Holding Corp.                   Operating      DE          NY      13-3555850         1,000      100.00%
              EQ Services, Inc.                            Operating      DE          GA      58-1985395         1,000      100.00%
              EREIM Managers Corporation                   Operating      DE          GA      58-1739529           100      100.00%

                 ML/EQ Real Estate Portfolio, L.P.        Investment      DE          NY      58-1739523             -            -
                    EML Associates, L.P.                  Investment      NY          NY      58-1739531             -            -

       1997 Additions/Deletions:
       -------------------------
       -  Equitable Agri-Business, Inc. - Sold to Lend Lease Corp.
       -  Equitable Real Estate Inv. Mgmt., Inc. &
          Subsidiaries - Sold to Lend Lease, Inc.

LISTING D:
    ALLIANCE CAPITAL MANAGEMENT CORP.                                  State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S.*
       Equitable Holdings, L.L.C.
          Equitable Investment Corporation
              Alliance Capital Management Corporation
                 Alliance Capital Management L.P.          Operating      DE          NY      13-3434400
                    Albion Alliance L.L.C.                 Operating      DE          NY      13-3903734                     40.00%
                    Cursitor Alliance L.L.C.                  HCO         DE          MA      22-3424339                     92.55%
                       Cursitor Holdings Ltd.              Operating     U.K.        U.K.         -                         100.00%
                          Draycott Partners. Ltd.          Operating      MA         U.K.     98-0116774                    100.00%
                          The London Partnership Ltd.      Operating     U.K.        U.K.         -                         100.00%
                          Cursitor Alliance Services       Operating     U.K.        U.K.         -                         100.00%
                          Ltd.
                          Cursitor Management Co. S.A.     Operating     Lux.        Lux.         -                         100.00%
                          Cursitor Management Ltd.         Operating     U.K.        U.K.         -                         100.00%
                             Cursitor-Eaton Asset          Operating      NY          MA      13-3379955                     50.00%
                             Management Co.
                             Cursitor Cecogest S.A.        Operating    France      France        -                          75.00%
                                Cursitor Courtage SARL     Operating    France      France        -                         100.00%
                                Cursitor Gestion S.A.      Operating    France      France        -                         100.00%
                    Alliance Capital Management Corp.         HCO         DE                  13-2778645            10      100.00%
                    of Delaware
                       Alliance Fund Services, Inc.        Operating      DE          NJ      13-3211780           100      100.00%
                       Alliance Fund Distributors, Inc.    Operating      DE          NY      13-3191825           100      100.00%
                       Alliance Capital Oceanic Corp.      Operating      DE                  13-3441277         1,000      100.00%
                       Alliance Capital Management         Operating    Brazil      Brazil        -                          99.00%
                       (Brazil) Ltd.
                       Alliance Capital Management         Operating     Aust.      Aust.         -                 12      100.00%
                       Australia Limited
                       Meiji - Alliance Capital Corp.      Operating      DE          NY      13-3613617        50,000       50.00%
                       Alliance Capital (Luxembourg)       Operating     Lux.        Lux.         -              3,999       99.98%
                       S.A.
                          ACM Fund Services (Espana)       Operating     Spain      Spain         -                         100.00%
                          S.L.
                       Alliance Barra Research             Operating      DE          NY      13-3548918         1,000      100.00%
                       Institute, Inc.
                       Alliance Capital Management         Operating      DE        Canada    13-3630460        18,750      100.00%
                       Canada, Inc.
                       Alliance Capital Global             Operating      DE          NY      13-3626546         1,000      100.00%
                       Derivatives Corp.
                       ACM Fund Services, S.A.             Operating     Lux.        Lux.         -                          99.00%
                       Alliance Capital Management         Operating      DE        India     13-3751338                    100.00%
                       (India) Ltd.
                       Alliance Capital Management         Operating   Singapore  Singapore       -                         100.00%
                       (Singapore) Ltd.
                       ACM CIIC Investment Management      Operating  Cayman Isl. Cayman Isl.                                54.00%
                       Ltd.
                       ACM Software Services Ltd.          Operating      DE          NY      13-3910857                    100.00%
                       East Fund Managementberatung        Operating    Austria    Austria        -                          51.00%
                       GmbH.
                       Alliance Capital (Mauritius)        Operating   Mauritius  Mauritius       -                         100.00%
                       Private Ltd.
                          Alliance Capital Asset
                          Management (India)
                             Private Ltd.                  Operating     India      India         -                          75.00%
                          ACSYS Software India             Operating     India      India         -                          51.00%
                          Private Ltd.
                       Alliance Eastern Europe, Inc.       Operating      DE                  13-3802178                    100.00%

LISTING D:
    ALLIANCE CAPITAL MANAGEMENT CORP. (CONTINUED)                      State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S. *
       Equitable Holdings, L.L.C.
          Equitable Investment Corporation
              Alliance Capital Management Corporation
                 Alliance Capital Management L.P.
                    Alliance Capital Management Corp.
                       of Delaware (Cont'd)
                       Alliance Capital Management         Operating      DE      Singapore   13-3752293                    100.00%
                       (Asia) Ltd.
                       Alliance Capital Management         Operating      DE        Turkey    13-3802177                    100.00%
                       (Turkey) Ltd.
                       Alliance Capital Management         Operating      DE        Japan     13-3009358        100         100.00%
                       (Japan), Inc.
                       Alliance Capital Limited            Operating     U.K.         U.K.        -         250,000         100.00%
                          Alliance Capital Services        Operating     U.K.         U.K.        -           1,000         100.00%
                          Ltd.
                             Dimentional Trust             Operating     U.K.         U.K.        -          50,000         100.00%
                             Management Ltd.
                       Alliance Corporate Finance          Operating      DE          NY      52-1671668      1,000         100.00%
                       Group Inc.
                          Equitable Capital               Investment      DE          NY      13-3520268          -               -
                          Diversified Holdings, L.P. I
                             EC Diversified Holdings      Investment      DE          NY      13-3521917        100         100.00%
                             Corp. I
                          Equitable Capital               Investment      DE          NY      13-3546007          -               -
                          Diversified Holdings,
                          L.P. II
                             EC Diversified Holdings      Investment      DE          NY      13-3551472        100         100.00%
                             Corp. II
                          ECM Fund L.P. I                 Investment      DE          NY      13-3674518          -               -
                             ECM Corporation I            Investment      DE          NY      13-3674512        100         100.00%
                          Equitable Capital Partners,     Investment      DE          NY      13-3486115          -               -
                          L.P.
                          Equitable Capital Partners
                          (Retirement Fund), L.P.         Investment      DE          NY      13-3486106          -               -


LISTING E:
       DLJ SUBSIDIARIES
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
----------------------------------------------------------------------------------------------------------------------------
AMB Holdings Limited (formerly          None       Donaldson, Lufkin &           16%                           South Africa
   DLJ Pleiade)                                       Jenrette, Inc.

AML Futures, Inc.                    13-2671027    Donaldson, Lufkin &           100%           1,000          Delaware
                                                      Jenrette, Inc.

AML Futures, S.A. (In                   None       Donaldson, Lufkin &           100%           1,000          Switzerland
   Dissolution)                                       Jenrette, Inc.

Autranet International Limited          None       Autranet, Inc.                100%           200            United Kingdom
   (In Dissolution)

Autranet, Inc.                       13-2961507    Donaldson, Lufkin &           100%           1,000          Delaware
                                                      Jenrette, Inc.
Bond Investment Partners, LLC        13-7070202    DLJ Capital Corporation       99%                           Delaware

Bond Investment Partners, LLC        13-7070202    DLJ Investment, Inc.           1%                           Delaware

Brewster Property Holding Corp.      13-3745194    DLJ Real Estate, Inc.         100%           200            New York

BSI Acquisitions Corp.               13-3189297    Donaldson, Lufkin &           100%           1,000          Delaware
                                                      Jenrette, Inc.

Cadogan Nominees Limited                None       Pershing Limited              100%           150            United Kingdom

Calmco Trustee Services, Inc.        74-2777085    Calmco, Inc.                  100%          10,000          Delaware

Calmco, Inc.                         13-3860801    DLJ Mortgage Capital,         100%           1,000          Delaware
                                                      Inc.
CBJC, Inc.                           13-3906717    Donaldson, Lufkin &           100%           1,000          Delaware
                                                      Jenrette, Inc.
CEC Energy Co., Inc.                 13-3351987    Donaldson, Lufkin &           100%           1,000          Delaware
                                                      Jenrette Securities
                                                      Corporation



   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
-----------------------------------------------------------------------------------------
AMB Holdings Limited (formerly        Foreign     Parent holding company of DLJ African
   DLJ Pleiade)                                      Merchant Bank Limited.

AML Futures, Inc.                       USA       Inactive.

AML Futures, S.A. (In                 Foreign     Inactive.
   Dissolution)

Autranet International Limited        Foreign     Inactive.
   (In Dissolution)

Autranet, Inc.                          USA       Securities Broker/Dealer.

Bond Investment Partners, LLC           USA       Holder of NYC Industrial Development
                                                     Agency bonds re: 277 Park Avenue.
Bond Investment Partners, LLC           USA       Holder of NYC Industrial Development
                                                     Agency bonds re: 277 Park Avenue.
Brewster Property Holding Corp.         USA       Owns 58 acres of land (including a
                                                     building) in Putnam County, NY.
BSI Acquisitions Corp.                  USA       Holds Investment. (Inactive)

Cadogan Nominees Limited              Foreign     Facilitates Stock Transfer for
                                                     Pershing Limited. (Inactive)
Calmco Trustee Services, Inc.           USA       Responsible for collection and loss
                                                     mitigation of B and C credit
                                                     mortgage loans in Deed of Trust
                                                     states (in lieu of mortgages).
Calmco, Inc.                            USA       Responsible for collection and loss
                                                     mitigation of B and C credit
                                                     mortgage loans.
CBJC, Inc.                              USA       Holds monetary judgments.

CEC Energy Co., Inc.                    USA       Sells steam and electricity to the
                                                     Virgin Islands Water & Power
                                                     Authority under the terms of a
                                                     Service Agreement.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
----------------------------------------------------------------------------------------------------------------------------
CF Realty, Inc.                      13-3873229    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Partners, L.P.
CG Funding, Inc.                     13-3873232    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Funding, Inc.
Column Financial, Inc.               58-2061106    DLJ Mortgage Capital,         100%          1,000       Delaware
                                                      Inc.
Coram Funding, Inc.                  13-3819014    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

DLJ Acceptance Corporation           13-3438856    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ Asset Management, Inc.           13-3859805    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette Securities
                                                      Corporation
DLJ Bermuda Partners, Inc.           13-3799776    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.
DLJ Bridge Finance, Inc.             13-3433876    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.

DLJ Capital Associates (VI), Inc.    13-3519751    DLJ Capital Corporation       100%          1,000       Delaware


DLJ Capital Associates VII, Inc.     13-3810628    DLJ Capital Corporation       100%           100        Delaware


DLJ Capital Associates VIII, Inc.    Not Available DLJ Capital Corporation       100%           100        Delaware
                                      as of Today

DLJ Capital Corporation              13-2656882    Donaldson, Lufkin &           100%           100        Delaware
                                                      Jenrette, Inc.
DLJ Capital Funding, Inc.            13-3901308    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.


   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
-----------------------------------------------------------------------------------------
CF Realty, Inc.                       USA       Real Estate Banking Group investment
                                                   vehicle.
CG Funding, Inc.                      USA       Real Estate Banking Group
                                                   side-by-side investment vehicle.
Column Financial, Inc.                USA       Mortgage lender.

Coram Funding, Inc.                   USA       Formed to provide bridge financing to
                                                   Coram, Inc. a provider of
                                                   alternative site infusion.
DLJ Acceptance Corporation            USA       Assembles Mortgage Collateral for CMO
                                                   Trusts.
DLJ Asset Management, Inc.            USA       Name Saver.

DLJ Bermuda Partners, Inc.            USA       Inactive.

DLJ Bridge Finance, Inc.              USA       General Partner of Investment
                                                   Partnership providing bridge
                                                   financing.
DLJ Capital Associates (VI), Inc.     USA       General Partner of a Limited
                                                    Partnership called DLJ Associates
                                                    (VI), L.P. This Partnership is a
                                                    partner in Sprout Capital VI, L.P.
DLJ Capital Associates VII, Inc.      USA       General Partner of a limited
                                                   partnership called DLJ Associates
                                                   VII, L.P. which is a partner of
                                                   Sprout Capital VII, L.P.
DLJ Capital Associates VIII, Inc.     USA       General Partner of a limited
                                                   partnership called DLJ Associates
                                                   VIII, L.P. which is a partner of
                                                   Sprout Capital VIII, L.P.
DLJ Capital Corporation               USA       Venture Capital Partnership
                                                   Management Company.
DLJ Capital Funding, Inc.             USA       Conducts bank and corporate loan
                                                   syndication and trading.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
DLJ Capital Investors, Inc.          13-3805378    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.

DLJ Capital Management               13-3603831    DLJ Capital Corporation       100%          1,000       Delaware
   Corporation

DLJ Capital Trust I                  13-7093229    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.

DLJ Cayman Acquisition Limited          None       Donaldson, Lufkin &           100%            1         Cayman Islands
                                                      Jenrette, Inc.
DLJ Cayman Islands LDC               52-1879918    DLJ Capital Corporation       20%            999        Cayman Islands

DLJ Cayman Islands LDC               52-1879918    Donaldson, Lufkin &           80%           3,996       Cayman Islands
                                                      Jenrette, Inc.
DLJ Century, Inc.                    13-3717365    DLJ Mortgage Capital,         100%          1,000       Delaware
                                                      Inc.

DLJ Clearing Corporation             13-3731408    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.

DLJ Commercial Mortgage Corp.        13-3956945    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.

DLJ Cyprus, Inc.                   Not Available   No shares issued to date.                               Delaware
                                    as of Today
DLJ Diversified Partners, Inc.       13-3907706    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.

DLJ Emerging Markets LDC             98-0151723    DLJ Capital Corporation       20%           2,000       Cayman Islands

DLJ Emerging Markets LDC             98-0151723    Donaldson, Lufkin &           80%           8,000       Cayman Islands
                                                      Jenrette, Inc.
DLJ Europe, Inc.                     13-3860782    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette Securities
                                                      Corporation



   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
DLJ Capital Investors, Inc.             USA       Holding company which owns the
                                                     companies acting as General
                                                     Partner of Merchant Banking
                                                     Partnerships.
DLJ Capital Management                  USA       Venture Capital Partnership
   Corporation                                       Management Company.

DLJ Capital Trust I                     USA       Funding vehicle for issuance of
                                                     Preferred Stock by Donaldson,
                                                     Lufkin & Jenrette, Inc.
DLJ Cayman Acquisition Limited        Foreign     Inactive corporation.

DLJ Cayman Islands LDC                Foreign     Securities dealer writing derivative
                                                     products on foreign securities.
DLJ Cayman Islands LDC                Foreign     Securities dealer writing derivative
                                                     products on foreign securities.
DLJ Century, Inc.                       USA       General Partner of DLJ Century L.P.
                                                     which holds the mortgage on
                                                     property located in Florida.
DLJ Clearing Corporation                USA       General Partner owning 1% of Pershing
                                                     Trading Company, L.P., a
                                                     specialist on regional exchanges
                                                     and market maker.
DLJ Commercial Mortgage Corp.           USA       Issues securities to the public, such
                                                     securities which are backed by
                                                     mortgage related securities.
DLJ Cyprus, Inc.                        USA       Name Saver (Inactive).

DLJ Diversified Partners, Inc.          USA       Managing General Partner of DLJ
                                                     Diversified Partners, L.P., a
                                                     merchant banking investment fund.
DLJ Emerging Markets LDC              Foreign     Investor in Latin American securities.

DLJ Emerging Markets LDC              Foreign     Investor in Latin American securities.

DLJ Europe, Inc.                        USA       Holding Company which holds all of
                                                     the Non-Voting Class B Shares of
                                                     Donaldson, Lufkin & Jenrette
                                                     International.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
DLJ Financial Products Limited       13-3957534    Donaldson, Lufkin &           100%          12,000      Bermuda
   (formerly DLJ Options                              Jenrette, Inc.
   International Limited)

DLJ First ESC, LLC                   13-3790645    DLJ Employees                 N/A            N/A        Delaware

DLJ Growth Associates (II), Inc.     13-3695982    DLJ Capital Corporation       100%           1,000      Delaware

DLJ Harbor (Boston) Corp.            13-3160683    DLJ Real Estate, Inc.         100%           1,000      Massachusetts

DLJ Hoffman, Inc.                    13-3153908    DLJ Real Estate, Inc.         100%            100       Delaware

DLJ Holdings, Inc.                   13-3861189    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.

DLJ India Advisory Services,         13-3961301    Donaldson, Lufkin &           100%                      Delaware
   L.L.C.                                             Jenrette, Inc.

DLJ International Group Limited      13-3960274    DLJ International, Inc.       100%        28,845,289    United Kingdom
                                                                                           Voting Class A
                                                                                               Shares

DLJ International Group Limited      13-3960274    Donaldson, Lufkin &          greater   3,597,000 Class  United Kingdom
                                                      Jenrette Securities       than 99%  B Voting Shares
                                                      Corporation

DLJ International Group Limited      13-3960274    DLJ Europe, Inc.              less      1 Voting Class  United Kingdom
                                                                                than 1%       B Share

DLJ International Investment         13-3971622    Donaldson, Lufkin &           100%           1,000      Delaware
   Corp.                                              Jenrette, Inc.

DLJ International Services           98-0176015    Donaldson, Lufkin &           100%            100       Cayman Islands
                                                      Jenrette, Inc.

DLJ International, Inc.              13-3860788    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.


   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
DLJ Financial Products Limited        Foreign     Securities dealer writing derivative
   (formerly DLJ Options                             products on foreign securities.
   International Limited)

DLJ First ESC, LLC                      USA       Employee securities company managed
                                                     by DLJ LBO Plans Management
                                                     Corporation.
DLJ Growth Associates (II), Inc.        USA       General Partner formed to hold the
                                                     unallocated interests in DLJ
                                                     Growth Associates (II), L.P.
DLJ Harbor (Boston) Corp.               USA       General Partner of Boston Harbor
                                                     Partners, Ltd.
DLJ Hoffman, Inc.                       USA       Holds wrap mortgages on Westbury Land
                                                     and on Boston Harbor.
DLJ Holdings, Inc.                      USA       Name saver.

DLJ India Advisory Services,            USA       Formed to be the DLJ India branch
   L.L.C.                                            office for Merchant Banking.

DLJ International Group Limited       Foreign     Designated parent holding company of
                                                     the DLJ UK Group.
DLJ International Group Limited       Foreign     Designated parent holding company of
                                                     the DLJ UK Group.
DLJ International Group Limited       Foreign     Designated parent holding company of
                                                     the DLJ UK Group.
DLJ International Investment            USA       Formed to house DLJ's investment
   Corp.                                             banking representative office in
                                                     Moscow.
DLJ International Services            Foreign     Vehicle for internationally mobile
                                                     employees.
DLJ International, Inc.                 USA       Holding Company which holds of the
                                                      Voting Class A Shares of
                                                  Donaldson, Lufkin & Jenrette
                                                     International Limited


LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
DLJ Investment Funding, Inc.         13-3887953    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.
DLJ Investment Management Corp.      13-3859861    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette Securities
                                                      Corporation
DLJ Investment Partners, Inc.        13-3854261    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.
DLJ Investment, Inc.                 13-3419317    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ Kansas City Capital, Inc.        13-3697211    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ LBO Plans Management             13-3743225    DLJ Capital Investors,        100%           100        Delaware
   Corporation                                        Inc.
DLJ Leasing Company, Inc.            13-3542594    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ Long Term Investment             13-3951926    Donaldson, Lufkin &           100%      1 Voting Class  Delaware
   Corporation                                        Jenrette, Inc.                          A Share

DLJ Long Term Investment             13-3951926    Donaldson, Lufkin &           80%       800 Non-Voting  Delaware
   Corporation                                        Jenrette, Inc.                       Class B Shares

DLJ Long Term Investment             13-3951926    Donaldson, Lufkin &           20%       195 Non-Voting  Delaware
   Corporation                                        Jenrette Securities                  Class B Shares
                                                      Corporation
DLJ Long Term Investment             13-3951926    Autranet, Inc.                less      5 Non-Voting    Delaware
   Corporation                                                                  than 1%    Class B Shares


   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------

DLJ Investment Funding, Inc.            USA       Invests in investment opportunities
                                                     side-by-side with DLJ Investment
                                                     Partners, L.P.
DLJ Investment Management Corp.         USA       Wood, Struthers & Winthrop Investment
                                                     Adviser.
DLJ Investment Partners, Inc.           USA       General Partner of DLJ Investment
                                                     Partners, L.P., an investment fund.
DLJ Investment, Inc.                    USA       General Partner in Tenacqo bridge
                                                     partnership.
DLJ Kansas City Capital, Inc.           USA       General Partner of Kansas City
                                                     DLJ/Gateway Limited Partnership
                                                     which purchases Commercial
                                                     Mortgages from the RTC.
DLJ LBO Plans Management                USA       General Partner of the manager of
   Corporation                                       various employees securities
                                                     companies formed to permit certain
                                                     key employees to coinvest with the
                                                     Company in certain long-term investments.
DLJ Leasing Company, Inc.               USA       Holds certain fixed assets of various
                                                     DLJ business groups, said assets
                                                     are then leased back to the groups.
DLJ Long Term Investment                USA       Holds and manages the trademarks and
   Corporation                                       trade name of Donaldson, Lufkin &
                                                     Jenrette, Inc. and subsidiaries.
DLJ Long Term Investment                USA       Holds and manages the trademarks and
   Corporation                                       trade name of Donaldson, Lufkin &
                                                     Jenrette, Inc. and subsidiaries.
DLJ Long Term Investment                USA       Holds and manages the trademarks and
   Corporation                                       trade name of Donaldson, Lufkin &
                                                     Jenrette, Inc. and subsidiaries.
DLJ Long Term Investment                USA       Holds and manages the trademarks and
   Corporation                                       trade name of Donaldson, Lufkin &
                                                     Jenrette, Inc. and subsidiaries.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
DLJ MB Funding II, Inc.              13-3919500    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.
DLJ Merchant Banking Funding,        13-3709041    DLJ Capital Investors,        100%          1,000       Delaware
   Inc.                                               Inc.
DLJ Merchant Banking II, Inc.        13-3906244    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.
DLJ Merchant Banking, Inc.           13-3644198    DLJ Capital Investors,        100%           100        Delaware
                                                      Inc.
DLJ Mortgage Acceptance Corp.        13-3460894    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ Mortgage Capital, Inc.           13-3460798    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ Offshore Management N.V.            None       DLJ Capital Investors,        100%          6,000       Netherlands
                                                      Inc.                                                    Antilles
DLJ Phoenix First General            13-3952234    DLJ Phoenix Group Limited     99%           50,999      United Kingdom
   Partner Limited

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
DLJ MB Funding II, Inc.                 USA       Invests in debt and equity securities
                                                     of business entities subject to
                                                     leveraged transactions including
                                                     acquisitions, recapitalizations,
                                                     restructurings, workouts and other
                                                     similar situations side-by-side with
                                                     DLJ Merchant Banking Partners II, L.P.
DLJ Merchant Banking Funding,           USA       Invests in debt and equity securities
   Inc.                                              of business entities subject to
                                                     leveraged transactions including
                                                     acquisitions, recapitalizations,
                                                     restructurings, workouts and other
                                                     similar situations side-by-side with
                                                     DLJ Merchant Banking Partners, L.P.
DLJ Merchant Banking II, Inc.           USA       Managing General Partner of DLJ
                                                     Merchant Banking Partners II,
                                                     L.P., an investment fund.
DLJ Merchant Banking, Inc.              USA       General Partner of a number of
                                                     partnerships which manages a
                                                     leveraged transaction fund.
DLJ Mortgage Acceptance Corp.           USA       Issues securities to the public, such
                                                     securities which are backed by
                                                     mortgage related securities.
DLJ Mortgage Capital, Inc.              USA       Corporation which trades in whole
                                                     loans.
DLJ Offshore Management N.V.          Foreign     Acts  as a General Partner of an
                                                     offshore merchant banking
                                                     investment partnerships to
                                                     establish Cayman Islands residency.
DLJ Phoenix First General             Foreign     Inactive.
   Partner Limited

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
DLJ Phoenix First General            13-3952234    DLJ Phoenix Securities       less than 1%     1         United Kingdom
   Partner Limited                                    Investments Limited
DLJ Phoenix Fund Trustee Limited     13-3952239    DLJ Phoenix Group Limited     50%             1         United Kingdom
DLJ Phoenix Fund Trustee Limited     13-3952239    DLJ Phoenix Securities        50%             1         United Kingdom
                                                      Investments Limited
DLJ Phoenix General Partner II       13-3952247    DLJ Phoenix Group Limited     100%            2         United Kingdom
   Limited
DLJ Phoenix General Partner          13-3952232    DLJ Phoenix Group Limited     50%             1         United Kingdom
   Limited
DLJ Phoenix General Partner          13-3952232    DLJ Phoenix Securities        50%             1         United Kingdom
   Limited                                            Investments Limited
DLJ Phoenix Group Limited            13-3952201    DLJ International Group       100%        Please see    United Kingdom
                                                      Limited                                 appendix
DLJ Phoenix Insurance Services       13-3952233    DLJ Phoenix Group Limited     100%            2         United Kingdom
   Limited
DLJ Phoenix Media Limited            13-3952237    DLJ Phoenix Group Limited     100%            2         United Kingdom
DLJ Phoenix Private Equity           13-3952209    DLJ Phoenix Group Limited     99%           7,499       United Kingdom
   Limited
DLJ Phoenix Private Equity           13-3952209    DLJ Phoenix Securities       less than 1%     1         United Kingdom
   Limited                                            Investments Limited
DLJ Phoenix Securities (Asia)        13-3952250    DLJ Phoenix Group Limited     50%             1         United Kingdom
   Limited
DLJ Phoenix Securities (Asia)        13-3952250    DLJ Phoenix Securities        50%             1         United Kingdom
   Limited                                            Investments Limited

DLJ Phoenix Securities Finance       13-3952215    DLJ Phoenix Securities        50%             1         United Kingdom
   Limited                                            Investments Limited

DLJ Phoenix Securities Finance       13-3952215    DLJ Phoenix Securities        50%             1         United Kingdom
   Limited                                            Limited

DLJ Phoenix Securities               13-3952218    DLJ Phoenix Insurance         100%          1,000       United Kingdom
   Investments Limited                                Services Limited

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
DLJ Phoenix First General             Foreign     Inactive.
   Partner Limited

DLJ Phoenix Fund Trustee Limited      Foreign     Management Pension Scheme.

DLJ Phoenix Fund Trustee Limited      Foreign     Management Pension Scheme.

DLJ Phoenix General Partner II        Foreign     General Partner in Phoenix Equity
   Limited                                           Partners II.

DLJ Phoenix General Partner           Foreign     General Partner in Phoenix
   Limited                                           Development Capital Fund.

DLJ Phoenix General Partner           Foreign     General Partner in Phoenix
   Limited                                           Development Capital Fund.

DLJ Phoenix Group Limited             Foreign     Holding company.

DLJ Phoenix Insurance Services        Foreign     Inactive.
   Limited

DLJ Phoenix Media Limited             Foreign     Inactive.

DLJ Phoenix Private Equity            Foreign     Fund manager.
   Limited

DLJ Phoenix Private Equity            Foreign     Fund manager.
   Limited

DLJ Phoenix Securities (Asia)         Foreign     Corporate Finance advisor.
   Limited

DLJ Phoenix Securities (Asia)         Foreign     Corporate Finance advisor.
   Limited

DLJ Phoenix Securities Finance        Foreign     Inactive.
   Limited

DLJ Phoenix Securities Finance        Foreign     Inactive.
   Limited

DLJ Phoenix Securities                Foreign     Nominee Holding Company.
   Investments Limited

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
DLJ Phoenix Securities Limited       13-3952205    DLJ Phoenix First             100%          20,000      United Kingdom
                                                      General Partner                        Redeemable
                                                      Limited                                Preference
                                                                                               Shares

DLJ Phoenix Securities Limited       13-3952205    DLJ Phoenix Group Limited     99%          874,999      United Kingdom

DLJ Phoenix Securities Limited       13-3952205    DLJ Phoenix Securities       less than 1%     1         United Kingdom
                                                      Investments Limited

DLJ PSH Limited                      13-3952249    DLJ Phoenix Group Limited     100%            2         United Kingdom

DLJ Puerto Rico Realty Corp.         13-3941625    Puerto Rico Hotel OPCO,       100%          1,000       Delaware
                                                      L.P.

DLJ Real Estate Capital Funding,     13-3811304    DLJ Capital Investors,        100%          1,000       Delaware
   Inc.                                               Inc.

DLJ Real Estate Capital              13-3805375    DLJ Capital Investors,        100%          1,000       Delaware
   Partners, Inc.                                     Inc.

DLJ Real Estate Capital, Inc.        13-3811303    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.

DLJ Real Estate Exchange             13-3989904    DLJ Capital Investors,        100%          1,000       Delaware
   Capital, Inc.                                      Inc.

DLJ Real Estate Mezzanine            13-3910356    DLJ Capital Investors,        100%          1,000       Delaware
   Capital, Inc.                                      Inc.

DLJ Real Estate, Inc.                13-2658821    Donaldson, Lufkin &           100%          3,000       Delaware
                                                      Jenrette, Inc.

DLJ Realty Services, Inc.            13-2791329    DLJ Real Estate, Inc.         100%            0         Delaware

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
DLJ Phoenix Securities Limited        Foreign     Corporate finance adviser.

DLJ Phoenix Securities Limited        Foreign     Corporate finance adviser.

DLJ Phoenix Securities Limited        Foreign     Corporate finance adviser.

DLJ PSH Limited                       Foreign     Inactive.

DLJ Puerto Rico Realty Corp.            USA       Holds an investment.

DLJ Real Estate Capital Funding,        USA       Invests in real estate opportunities
   Inc.                                              side-by-side with DLJ Real Estate
                                                     Capital Partners, L.P.
DLJ Real Estate Capital                 USA       General Partner of a fund that
   Partners, Inc.                                    invests in real estate
                                                     opportunities.
DLJ Real Estate Capital, Inc.           USA       Formed to serve as the General
                                                     Partner of DLJ Real Estate
                                                     Capital, L.P.
DLJ Real Estate Exchange                USA       General Partner of DLJ Real Estate
   Capital, Inc.                                     Exchange Capital, L.P., which is
                                                     the general partner of DLJ Real
                                                     Estate Capital Partners, L.P.
DLJ Real Estate Mezzanine               USA       General Partner of DLJ Real Estate
   Capital, Inc.                                     Mezzanine Capital, L.P. which is
                                                     the general partner of DLJ Real
                                                     Estate Mezzanine Capital Partners,
                                                     L.P.
DLJ Real Estate, Inc.                   USA       Holding Company for all Real Estate
                                                     Subsidiaries.
DLJ Realty Services, Inc.               USA       Licensed Corporate Real Estate Broker
                                                     involved in mortgage placement and
                                                     brokerage activities.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
DLJ Romania, Inc.                  Not Available   Donaldson, Lufkin &           100%          1,000       Delaware
                                    as of Today       Jenrette, Inc.
DLJ Secureco Holdings, Inc.          13-3714258    DLJ Mortgage Capital,         100%          1,000       Delaware
                                                      Inc.
DLJ Senior Debt Finance, Inc.        13-3891131    Donaldson, Lufkin &           100%           100        Delaware
                                                      Jenrette, Inc.
DLJ Senior Officers Investment       13-3220934    Donaldson, Lufkin &           100%           100        Delaware
   Corporation                                        Jenrette, Inc.

DLJ Services, Inc.                   13-3817414    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ South Africa, Inc.               13-3857310    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
DLJ UK Holding Limited               13-3960278    DLJ International Group       100%            1         United Kingdom
                                                      Limited
DLJ UK Limited                       13-3960277    DLJ International Group       100%            1         United Kingdom
                                                      Limited

DLJdirect Holdings Inc.              13-3902239    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette Securities
                                                      Corporation
DLJdirect Inc.                       13-3902248    DLJdirect Holdings Inc.       100%          1,000       Delaware

DLJMB Mauritius Investment           98-0172641    Please see appendix           100%        Please see    Mauritius
   Company                                                                                    appendix

Donaldson Funding Corporation        13-3810631    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

Donaldson Leasing Corp.              13-3692113    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
DLJ Romania, Inc.                       USA       Formed to act as parent holding
                                                     company of DLJ Romania SrL, a
                                                     Romanian limited liability company
                                                     currently in formation for the purpose
                                                     of investing in Romanian fixed income
                                                     securities.
DLJ Secureco Holdings, Inc.             USA       Holding Company.

DLJ Senior Debt Finance, Inc.           USA       Offers senior credit facilities to
                                                     corporate borrowers.
DLJ Senior Officers Investment          USA       General Partner of DLJ Executive
   Corporation                                       Investment Partnership.

DLJ Services, Inc.                      USA       Mortgage servicing agent.

DLJ South Africa, Inc.                  USA       Formed to invest in Pleiade
                                                     Investors, LLC, a South African
                                                     Investment Banking Firm owned by
                                                     New Africa Investment Ltd.
DLJ UK Holding Limited                Foreign     Parent holding company of Donaldson,
                                                     Lufkin & Jenrette International
                                                     along with DLJ UK Limited.
DLJ UK Limited                        Foreign     Parent holding company of Donaldson,
                                                     Lufkin & Jenrette International
                                                     along with DLJ UK  Holding Limited.
DLJdirect Holdings Inc.                 USA       Holding Company for DLJdirect
                                                     subsidiaries.

DLJdirect Inc.                          USA       Broker/Dealer for DLJdirect clients.

DLJMB Mauritius Investment            Foreign     Investment vehicle for Merchant
   Company                                           Banking Group.

Donaldson Funding Corporation           USA       Formed for future bridge financing.

Donaldson Leasing Corp.                 USA       Holds certain fixed assets of various
                                                     DLJ business groups, said assets
                                                     are then leased back to the groups.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette Asia        None       Donaldson, Lufkin &           99%            299        Hong Kong
   Limited                                            Jenrette, Inc.

Donaldson Lufkin & Jenrette Asia        None       Vincent DeGiaimo               1%             1         Hong Kong
   Limited

Donaldson, Lufkin & Jenrette         13-3941845    DLJ Capital Corporation       20%          100,000      Brazil
   (Brasil) Ltda.

Donaldson, Lufkin & Jenrette         13-3941845    Donaldson, Lufkin &           80%          400,000      Brazil
   (Brasil) Ltda.                                     Jenrette, Inc.

Donaldson, Lufkin & Jenrette         13-3881820    DLJ UK Holding Limited        100%       5,896,977      United Kingdom
   International                                                                           Voting Class B
                                                                                               Shares

Donaldson, Lufkin & Jenrette         13-3881820    DLJ UK Holding Limited       greater     284,546,754    United Kingdom
   International                                                                than 99%   Voting Class A
                                                                                               Shares

Donaldson, Lufkin & Jenrette         13-3881820    DLJ UK Limited                less     1 Voting Class   United Kingdom
   International                                                                 than 1%       A Share

Donaldson, Lufkin & Jenrette         13-2741729    Donaldson, Lufkin &           100%           3,000      Delaware
   Securities Corporation                             Jenrette, Inc.

Doskocil Funding, Inc.               13-3951925    DLJ Bridge Finance, Inc.      100%           1,000      Delaware


Equine Technology and Analysis,      13-3246841    Donaldson, Lufkin &           100%           1,000      Delaware
   Inc.                                               Jenrette, Inc.

Eterindo Funding, Inc.               13-3972463    DLJ Bridge Finance, Inc.      100%           1,000      Delaware

First Overlap Limited                   None       DLJ Phoenix Group             100%                      United Kingdom
                                                      Limited (through
                                                      Trust)

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette Asia      Foreign     International Dealer.
   Limited

Donaldson Lufkin & Jenrette Asia      Foreign     International Dealer.
   Limited

Donaldson, Lufkin & Jenrette          Foreign     Represents Donaldson, Lufkin &
   (Brasil) Ltda.                                    Jenrette, Inc. and its affiliates
                                                     in Brazil.
Donaldson, Lufkin & Jenrette          Foreign     Represents Donaldson, Lufkin &
   (Brasil) Ltda.                                    Jenrette, Inc. and its affiliates
                                                     in Brazil.
Donaldson, Lufkin & Jenrette          Foreign     International Broker/Dealer.
   International

Donaldson, Lufkin & Jenrette          Foreign     International Broker/Dealer.
   International

Donaldson, Lufkin & Jenrette          Foreign     International Broker/Dealer.
   International

Donaldson, Lufkin & Jenrette            USA       Securities Broker/Dealer.
   Securities Corporation

Doskocil Funding, Inc.                  USA       Formed to provide bridge financing to
                                                     Doskocil, Inc.,a leading
                                                     manufacturer of pet supplies.
Equine Technology and Analysis,         USA       Limited Partner in horse breeding
   Inc.                                              partnership.

Eterindo Funding, Inc.                  USA       Formed to facilitate a bridge loan to
                                                     Eterindo Wahanatama B.V., a
                                                     special purpose finance subsidiary
                                                     of PT Eterindo Wahanatama, a
                                                     leading Indonesian manufacturer
                                                     and distributor of mid-stream
                                                     petrochemicals and down-stream
                                                     specialty and industrial chemicals
First Overlap Limited                 Foreign     Secretary and 50% shareholder of
                                                     Phoenix Guernsey (GP) Limited.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Gateway Management, Inc.             13-3732486    DLJ Secureco Holdings,        100%          1,000       Delaware
                                                      Inc.

Global Retail Partners Funding,      13-3877298    DLJ Capital Investors,        100%          1,000       Delaware
   Inc.                                               Inc.

Global Retail Partners, Inc.         13-3846674    DLJ Capital Investors,        100%          1,000       Delaware
                                                      Inc.

Headway GP, Inc.                     13-3888736    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Partners, L.P.

Headway RECP, Inc.                   13-3888738    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Partners, L.P.

Headway SBS, Inc.                    13-3888737    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Funding, Inc.

Heiberg Funding, Inc.                13-3964889    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

Hoboken RECP, Inc.                   13-3901762    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Partners, L.P.

Hoboken SBS, Inc.                    13-3901763    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Funding, Inc.

HS Funding, Inc.                     13-3976402    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

iNautix Technologies, Inc.           13-3902260    DLJdirect Holdings Inc.       100%          1,000       Delaware


   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
Gateway Management, Inc.                USA       General Partner of Gateway Management
                                                     Associates which is a real estate
                                                     partnership.
Global Retail Partners Funding,         USA       Invest in early stage retail related
   Inc.                                              companies among other types of
                                                     retail related companies
                                                     side-by-side with Global Retail
                                                     Partners, L.P.
Global Retail Partners, Inc.            USA       Registered Investment Advisor and
                                                     general partner of Global Retail
                                                     Partners, L.P., a fund organized to
                                                     invest in early stage retail related
                                                     companies.
Headway GP, Inc.                        USA       Real Estate Banking Group investment
                                                     vehicle relating to Headway
                                                     Investment Associates, Ltd.
Headway RECP, Inc.                      USA       Real Estate Banking Group investment
                                                     vehicle relating to Headway
                                                     Investment Associates, Ltd.
Headway SBS, Inc.                       USA       Real Estate Banking Group
                                                     side-by-side investment vehicle
                                                     relating to Headway Investment
                                                     Associates, Ltd.
Heiberg Funding, Inc.                   USA       Provide funding to Pharmaceutical
                                                     Fine Chemical S.A., an Italian
                                                     pharmaceutical company.
Hoboken RECP, Inc.                      USA       Real Estate Banking Group investment
                                                     vehicle relating to Hoboken
                                                     investment.
Hoboken SBS, Inc.                       USA       Real Estate Banking Group
                                                     side-by-side investment vehicle
                                                     relating to Hoboken investment.
HS Funding, Inc.                        USA       Vehicle by which a bridge loan will
                                                     be made to Holt Shipping Company,
                                                     Inc., a diversified provider of
                                                     transportation logistics services.
iNautix Technologies, Inc.              USA       Provider of technology and consulting
                                                     services.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
July Acquisitions, Inc.              13-3902416    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
Laminates Funding, Inc.            Not Available   DLJ Bridge Finance, Inc.      100%          1,000       Delaware
                                    as of Today
LGS Holdings Limited                 13-3979449    Donaldson, Lufkin &           100%     1 Ordinary Share United Kingdom
                                                      Jenrette International
LGS Money Brokers                    13-3971450    London Global Securities      100%        5,000,000     United Kingdom
                                                                                          Ordinary Shares
London Global Securities             13-3979451    LGS Holdings Limited          100%        60,000,000    United Kingdom
                                                                                              Ordinary
                                                                                           Shares/ 1,000
                                                                                             A Ordinary
                                                                                               Shares
MED Funding, Inc.                    13-3981509    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

MIH Funding, Inc.                    11-3372867    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

NeTpower Funding, Inc.               11-3372870    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
July Acquisitions, Inc.                 USA       Acquires judgments against properties.

Laminates Funding, Inc.                 USA       Vehicle for funding of bridge loan to
                                                     Laminates Acquisition Co., a
                                                     Merchant Banking entity formed to
                                                     acquire 100% of the common stock of
                                                     FMH Holdings, Inc.,  the 100% owner
                                                     of Formica Corporation, the largest
                                                     producer of decorative high pressure
                                                     laminates.
LGS Holdings Limited                  Foreign     Parent holding company of London
                                                     Global Securities.
LGS Money Brokers                     Foreign     Inactive.

London Global Securities              Foreign     Securities lender.

MED Funding, Inc.                       USA       Vehicle to provide bridge financing
                                                     to Medaphis Corporation, a leading
                                                     provider of business management
                                                     services, systems integration
                                                     services and medical software,
                                                     primarily to the healthcare
                                                     provider market.
MIH Funding, Inc.                       USA       Buy notes of MIH Limited, a British
                                                     Virgin Islands Company which owns
                                                     pay television assets in South Africa,
                                                     Europe, Greece, Cyprus and the Middle East.
NeTpower Funding, Inc.                  USA       Provide bridge funding to NeTpower,
                                                     Inc., a manufacturer of computer
                                                     workstations.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Orlando GP, Inc.                     13-3901271    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Partners, L.P.
Orlando RECP, Inc.                   13-3901270    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Partners, L.P.
Orlando SBS, Inc.                    13-3892543    DLJ Real Estate Capital       100%          1,000       Delaware
                                                      Funding, Inc.
Oxford Funding, Inc.                 13-3982540    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

Pershing & Co., Inc.                 13-3117481    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
Pershing ICS Nominees Limited           None       Pershing Limited              100%            2         United Kingdom

Pershing Keen Nominees Ltd.             None       Pershing Limited              100%            2         United Kingdom

Pershing Limited                        None       DLJ International Group       100%        3,597,500     United Kingdom
                                                      Limited
Pershing Nominees Ltd.                  None       Pershing Limited              100%            2         United Kingdom

Pershing Securities Limited             None       Pershing Limited              100%        1,125,000     United Kingdom

Pershing Trading Company, L.P.       13-3769702    DLJ Clearing Corporation       1%      General Partner  Delaware

Pershing Trading Company, L.P.       13-3769702    Donaldson, Lufkin &            99%     Limited Partner  Delaware
                                                      Jenrette Securities
                                                      Corporation
Phoenix Equity Nominees Limited         None       DLJ Phoenix Group Limited     100%        2 Ordinary    United Kingdom
                                                                                               Shares

   SUBSIDIARY                        USA/FOREIGN      BUSINESS ACTIVITY
---------------------------------------------------------------------------------------
Orlando GP, Inc.                         USA       Real Estate Banking Group investment
                                                      vehicle relating to Orlando
                                                      investment.
Orlando RECP, Inc.                       USA       Real Estate Banking Group investment
                                                      vehicle relating to Orlando
                                                      investment.
Orlando SBS, Inc.                        USA       Real Estate Banking Group
                                                      side-by-side investment vehicle
                                                      relating to Orlando investment.
Oxford Funding, Inc.                     USA       Vehicle to provide bridge financing
                                                      to Oxford Health Plans, Inc., a
                                                      leading health-maintenance
                                                      organization in the Northeast.
Pershing & Co., Inc.                     USA       Inactive.

Pershing ICS Nominees Limited          Foreign     Inactive.

Pershing Keen Nominees Ltd.            Foreign     Facilitates Stock Transfers for
                                                      Pershing Limited.
Pershing Limited                       Foreign     UK Clearing Broker.

Pershing Nominees Ltd.                 Foreign     Facilitates Stock Transfers for
                                                      Pershing Limited.
Pershing Securities Limited            Foreign     Executes trades on the International
                                                      Stock Exchange on behalf of
                                                      Pershing Correspondents.
Pershing Trading Company, L.P.           USA       A specialist on various regional
                                                      securities exchanges and a market
                                                      maker for over-the-counter
                                                      securities.
Pershing Trading Company, L.P.           USA       A specialist on various regional
                                                      securities exchanges and a market
                                                      maker for over-the-counter
                                                      securities.
Phoenix Equity Nominees Limited        Foreign     Acts as a nominee of equity interest
                                                      in Phoenix Equity Partners II-A
                                                      and Phoenix Equity Partners II-B
                                                      together with co-investors in
                                                      those partnerships.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Phoenix Guernsey (GP) Limited        13-3952253    First Overlap Limited          50%            50        United Kingdom

Phoenix Guernsey (GP) Limited        13-3952253    Second Overlap Limited         50%            50        United Kingdom

Phoenix Securities                   13-3952251    DLJ Phoenix Group Limited     100%          12,000      United Kingdom
   (International) Limited

PSP Capital Funding, Inc.            13-3920284    DLJ Real Estate Capital       100%           1,000      Delaware
                                                      Funding, Inc.
PSP Realty, Inc.                     13-3920282    DLJ Real Estate Capital       100%           1,000      Delaware
                                                      Partners, L.P.
Puerto Rico Hotel HOLDCO Corp.       13-3923272    DLJ Real Estate Capital       100%           1,000      Delaware
                                                      Partners, L.P.
Puerto Rico Hotel OPCO Corp.         13-3923269    DLJ Real Estate Capital       100%           1,000      Delaware
                                                      Partners, L.P.
Puerto Rico Hotel SBS Corp.          13-3923271    DLJ Real Estate Capital       100%           1,000      Delaware
                                                      Funding, Inc.
REFG Investor Eight, Inc.            13-3904767    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.
REFG Investor Eleven, Inc.           13-3904776    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.
REFG Investor Fifteen, Inc.          13-3904783    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.
REFG Investor Five, Inc.             13-3904760    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.
REFG Investor Four, Inc.             13-3847759    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.
REFG Investor Fourteen, Inc.         13-3904781    Donaldson, Lufkin &           100%           1,000      Delaware
                                                      Jenrette, Inc.

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
Phoenix Guernsey (GP) Limited         Foreign     Inactive.

Phoenix Guernsey (GP) Limited         Foreign     Inactive.

Phoenix Securities                    Foreign     Inactive.
   (International) Limited

PSP Capital Funding, Inc.               USA       Real Estate Banking Group
                                                     side-by-side investment vehicle
                                                     relating to Pacific-St. Paul
                                                     investment.
PSP Realty, Inc.                        USA       Real Estate Banking Group investment
                                                     vehicle relating to Pacific-St.
                                                     Paul investment.
Puerto Rico Hotel HOLDCO Corp.          USA       Real Estate Banking Group investment
                                                     vehicle relating to Puerto Rico
                                                     Hotel investment.
Puerto Rico Hotel OPCO Corp.            USA       Real Estate Banking Group investment
                                                     vehicle relating to Puerto Rico
                                                     Hotel investment.
Puerto Rico Hotel SBS Corp.             USA       Real Estate Banking Group
                                                     side-by-side investment vehicle
                                                     relating to Puerto Rico Hotel
                                                     investment.
REFG Investor Eight, Inc.               USA       Holder of mortgages and other
                                                     investments.
REFG Investor Eleven, Inc.              USA       Holder of mortgages and other
                                                     investments.
REFG Investor Fifteen, Inc.             USA       Holder of mortgages and other
                                                     investments.
REFG Investor Five, Inc.                USA       Holder of mortgages and other
                                                     investments.
REFG Investor Four, Inc.                USA       Holder of mortgages and other
                                                     investments.
REFG Investor Fourteen, Inc.            USA       Holder of mortgages and other
                                                     investments.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
REFG Investor Nine, Inc.             13-3904768    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investor One, Inc.              13-3810633    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investor Seven, Inc.            13-3904766    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investor Six, Inc.              13-3904764    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investor Ten, Inc.              13-3904769    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investor Thirteen, Inc.         13-3904779    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investor Trust                Not available   REFG Investors One, Inc.       50%                      Delaware
                                    as of today
REFG Investor Trust                Not available   REFG Investors Two, Inc.       50%                      Delaware
                                    as of today
REFG Investor Twelve, Inc.           13-3904778    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investor Two, Inc.              13-3810632    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REFG Investors Three, Inc.           13-3844068    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
REOltor Services, Inc.               74-2769097    Calmco, Inc.                  100%         10,000       Texas

SatMex Funding, Inc.                 13-3978915    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

Scratch & Sniff Funding, Inc.        13-3981092    DLJ Bridge Finance, Inc.      100%          1,000       Delaware


   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
REFG Investor Nine, Inc.                USA       Holder of mortgages and other
                                                     investments.
REFG Investor One, Inc.                 USA       50% owner of REFG Investor Trust.

REFG Investor Seven, Inc.               USA       Holder of mortgages and other
                                                     investments.
REFG Investor Six, Inc.                 USA       Holder of mortgages and other
                                                     investments.
REFG Investor Ten, Inc.                 USA       Holder of mortgages and other
                                                     investments.
REFG Investor Thirteen, Inc.            USA       Holder of mortgages and other
                                                     investments.
REFG Investor Trust                     USA       Passive investor in debt securities.

REFG Investor Trust                     USA       Passive investor in debt securities.

REFG Investor Twelve, Inc.              USA       Holder of mortgages and other
                                                     investments.
REFG Investor Two, Inc.                 USA       50% owner of REFG Investor Trust.

REFG Investors Three, Inc.              USA       Formed to buy judgment liens re:
                                                     Ginsburg.
REOltor Services, Inc.                  USA       Texas real estate broker for Real
                                                     Estate Owned properties held by
                                                     Calmco, Inc. and Calmco Trustee
                                                     Services, Inc.
SatMex Funding, Inc.                    USA       Vehicle to provide bridge financing
                                                     to Satellite Mexicanos, a Mexican
                                                     government owned satellite
                                                     services company.
Scratch & Sniff Funding, Inc.           USA       Vehicle to provide bridge financing
                                                     to AHC I Acquisition Corp. in
                                                     connection with a transaction
                                                     involving Arcade, the world leader
                                                     in scent sampling and fragrance
                                                     and cosmetics sampling.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Seaport General Corporation          13-3194809    DLJ Realty Services, Inc.     100%           100        New York

Second Overlap Limited                  None       DLJ Phoenix Group             100%                      United Kingdom
                                                      Limited (through
                                                      Trust)
Secureco Chateau, Inc.               13-3720564    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Deerfield, Inc.             13-3719130    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Grand Park, Inc.            13-3714735    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Greenbriar, Inc.            13-3869249    DLJ Secureco Holdings,        100%          1,000       Delaware
                                                      Inc.
Secureco Lodge, Inc.                 13-3715328    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Marina, Inc.                13-3715403    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Candlewick, Inc.      13-3720556    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Fund I, Inc.          13-3720558    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
Seaport General Corporation             USA       General Partner of Seaport Associates.

Second Overlap Limited                Foreign     First Director and 50% shareholder of
                                                     Phoenix Guernsey (GP) Limited.
Secureco Chateau, Inc.                  USA       General Partner of Merit Chateau
                                                     Investors L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Deerfield, Inc.                USA       General Partner of Trinity Secureco
                                                     Deerfield Partners L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Grand Park, Inc.               USA       General Partner of Trinity Secureco
                                                     Grand Park Partners L.P. which
                                                     owns multifamily residential
                                                     properties or the mortgages
                                                     thereon.
Secureco Greenbriar, Inc.               USA       General Partner of Trinity Secureco
                                                     Greenbriar Partners, L.P. which
                                                     owns multifamily residential
                                                     properties or the mortgages
                                                     thereon.
Secureco Lodge, Inc.                    USA       General Partner of Trinity Secureco
                                                     Lodge Partners L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Marina, Inc.                   USA       General Partner of Trinity Secureco
                                                     Marina Partners L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Candlewick, Inc.         USA       General Partner of Merit Candlewick
                                                     Investors L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Fund I, Inc.             USA       General Partner of Merit Fund I
                                                     Limited Partnership which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Secureco Merit Fund II, Inc.         13-3720566    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Fund III, Inc.        13-3720551    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Fund IV, Inc.         13-3720561    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Fund IX, Inc.         13-3720555    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Fund VI, Inc.         13-3720565    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Fund VIII, Inc.       13-3720554    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Merit Washington Manor,     13-3720550    DLJ Secureco Holdings,        100%           500        Delaware
   Inc.                                               Inc.
Secureco Riverside, Inc.             13-3715362    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Rolling Hills, Inc.         13-3732849    DLJ Secureco Holdings,        100%          1,000       Delaware
                                                      Inc.

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
Secureco Merit Fund II, Inc.            USA       General Partner of Merit Fund Two
                                                     Limited Partnership which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Fund III, Inc.           USA       General Partner of Merit Fund III
                                                     Limited Partnership which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Fund IV, Inc.            USA       General Partner of Merit Fund IV
                                                     Limited Partnership which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Fund IX, Inc.            USA       General Partner of Merit Fund IX
                                                     Limited Partnership which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Fund VI, Inc.            USA       General Partner of Merit Fund VI
                                                     Limited Partnership which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Fund VIII, Inc.          USA       General Partner of Merit Fund VIII
                                                     Limited Partnership which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Merit Washington Manor,        USA       General Partner of Merit Washington
   Inc.                                              Manor Investors L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Riverside, Inc.                USA       General Partner of Trinity Secureco
                                                     Riverside Partners L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Rolling Hills, Inc.            USA       General Partner of Trinity Rolling
                                                     Hills Partners L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.

LISTING E:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                               PERCENT     SHARES HELD BY    JURISDICTION OF
   SUBSIDIARY                       EMPLOYER ID         OWNER AFFILIATE       OWNERSHIP        OWNER          INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
Secureco Tan Crest, Inc.             13-3720553    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Westchester Square, Inc.    13-3720557    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Secureco Worthington, Inc.           13-3719132    DLJ Secureco Holdings,        100%           500        Delaware
                                                      Inc.
Snoga, Inc.                          13-3036391    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
TBS Funding, Inc.                    13-3990901    DLJ Bridge Finance, Inc.      100%          1,000       Delaware

Trinity Group Hearthstone, Inc.      36-3951675    Trinity Holding, Inc.         100%           100        Illinois

Trinity Holding, Inc.                13-3810632    DLJ Mortgage Capital,         100%           100        Delaware
                                                      Inc.
UK Investment Plan 1997, Inc.        13-3941938    Donaldson, Lufkin &           100%          1,000       Delaware
                                                      Jenrette, Inc.
Winthrop Trust Company               13-3818656    Wood, Struthers &             100%           100        New York
                                                      Winthrop Management
                                                      Corp.
Wood, Struthers & Winthrop           13-2774791    Donaldson, Lufkin &           100%          1,000       Delaware
   Management Corp.                                   Jenrette Securities
                                                      Corporation
WSW Capital, Inc.                    13-3749620    Wood, Struthers &             100%          1,000       Delaware
                                                      Winthrop Management
                                                      Corp.

   SUBSIDIARY                       USA/FOREIGN      BUSINESS ACTIVITY
--------------------------------------------------------------------------------------
Secureco Tan Crest, Inc.                USA       General Partner of Tan Crest
                                                     Apartments, Ltd. which owns
                                                     multifamily properties or the
                                                     mortgages thereon.
Secureco Westchester Square, Inc.       USA       General Partner of Merit Westchester
                                                     Square Investors L.P. which owns
                                                     multifamily residential properties
                                                     or the mortgages thereon.
Secureco Worthington, Inc.              USA       General Partner of Trinity Secureco
                                                     Worthington Partners L.P. which
                                                     owns multifamily residential
                                                     properties or the mortgages
                                                     thereon.
Snoga, Inc.                             USA       Acts as escrow agent for business
                                                     activities of DLJ Bridge Finance,
                                                     Inc.
TBS Funding, Inc.                       USA       Funding vehicle for Bridge Loan to be
                                                     provided to TBS Shipping Services
                                                     Inc., an international shipping
                                                     company.
Trinity Group Hearthstone, Inc.         USA       Property manager for MLG Properties.

Trinity Holding, Inc.                   USA       Holding Company.

UK Investment Plan 1997, Inc.           USA       Holds a U.K. Investment.

Winthrop Trust Company                  USA       Banking trust company which offers
                                                     personal trust services to
                                                     high-net-worth individuals.
Wood, Struthers & Winthrop              USA       Investment Advisor.
   Management Corp.

WSW Capital, Inc.                       USA       General Partner in WSW Hedge Fund L.P.
